                           SUN CAPITAL ADVISERS TRUST

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                         SUN CAPITAL MONEY MARKET FUND
                     SUN CAPITAL INVESTMENT GRADE BOND FUND
                          SUN CAPITAL REAL ESTATE FUND
                       SUN CAPITAL BLUE CHIP MID CAP FUND
                     SUN CAPITAL INVESTORS FOUNDATION FUND
                         SUN CAPITAL SELECT EQUITY FUND

                                                                          [LOGO]

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers, Inc., a member of the Sun Life Financial group of companies.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 MONEY MARKET FUND

For the six months ended June 30, 2000, the total return of the Sun Capital Money Market Fund was 2.76%, compared to 2.93% for the Merrill Lynch three-month U.S. Treasury Bill Index, whose term averaged 75 days.

At June 30, 2000, the Fund had net assets of $20.8 million compared to $14.0 million at December 31, 1999. The Fund had a seven-day yield of 5.98% and an average maturity of 39 days. The portfolio was 100% invested in highly rated commercial paper.

During the first half of 2000, money market interest rates, as measured by the three-month Treasury bill, traded in a range between 5.23% and 6.21%. The yield on three-month Treasury bills began the year at 5.33%, reached a high of 6.21% mid-May and declined to 5.85% at the end of June. 90 day commercial paper yields rose almost 1% to 6.55% during the six months resulting in the underperformance of commercial paper relative to Treasury bills on a total return basis. Due to strong economic activity and labor shortages, the Federal Reserve's Open Market Committee raised the Federal Funds rate in February, March and May. The increases in February and March were 25 basis points each and the May increase was 50 basis points. These increases brought the Federal Funds rate up to 6.50%, an increase of 1.75% since June 30, 1999. Unless the economy slows down and inflation stays low, further increases are anticipated.

TOP TEN HOLDINGS
AT JUNE 30, 2000
----------------------------------------------------

                                     % OF NET ASSETS
                                       ----------
Citicorp 6.53% 8/15/2000                    4.34%
Pacific Gas & Electric Co. 6.51%            4.33%
 7/10/2000
Lucent Technologies, Inc. 6.51%             4.30%
 8/15/2000
Province of Quebec 6.75% 11/20/2000         4.10%
Caterpillar Financial Services NV           4.09%
 6.40% 7/6/2000
PPG Industries, Inc. 6.52%                  4.09%
 7/14/2000
IBM Credit Corp. 6.50% 8/11/2000            3.83%
Toyota Motor Credit Co. 6.60%               3.60%
 7/21/2000
Household Finance Corp. 6.10%               3.37%
 7/5/2000
American General Finance Corp.              3.33%
 6.64% 9/8/2000

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MERRILL LYNCH         SUN CAPITAL
          3-MONTH T-BILL INDEX  MONEY MARKET FUND
12/7/98             $10,000.00         $10,000.00
12/31/98            $10,030.00         $10,031.00
03/31/99            $10,135.98         $10,137.60
06/30/99            $10,255.04         $10,246.25
09/30/99            $10,384.79         $10,363.47
12/31/99            $10,513.47         $10,495.25
03/31/00            $10,660.18         $10,634.55
06/30/00            $10,821.94         $10,784.81

TOTAL RETURNS**

                                     6 MONTHS ENDED   1 YEAR PERIOD ENDED   LIFE OF
                                      JUNE 30, 2000      JUNE 30, 2000      FUND***
                                     ---------------  --------------------  -------
Money Market Fund..................         2.76%                5.26%       4.94%
Merrill Lynch 3-month U.S. Treasury
  Bill Index*......................         2.93%                5.53%       5.17%

*The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill. The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Total returns are cumulative unless otherwise noted.

***Average annual total return for the period from December 7, 1998 (commencement of operations) to June 30, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 INVESTMENT GRADE BOND FUND

For the six months ended June 30, 2000, the total return for the Sun Capital Investment Grade Bond Fund was 3.45%, compared to the Lehman Brothers Aggregate Bond Index return of 3.98%. The Fund's lower return was due to its ongoing concentration in the Corporate bond sector. Through most of 2000, this market segment continued to suffer from reduced liquidity, the tightening posture of Federal Reserve monetary policy, and a modest flight to quality in the Treasury sector spurred on by the current debt buyback program.

The Fund's top three sectors were Corporate bonds (35.9%), Mortgage-Backed securities (32.9%), and U.S. Government securities (10.0%). At June 30, 2000, 51.9% of the portfolio was rated AAA or higher, and 87.2% of the Fund was rated investment grade. The portfolio duration of 4.75 years was slightly shorter than the Lehman Aggregate Index duration of 4.88 years.

The Treasury yield curve inverted in January and remained inverted through the end of June. As we anticipated in our December 31, 1999 review, the Federal Reserve raised short-term interest rates in early 2000, and then twice more, for a total of 100 basis points in the first half of the year. As of June 30, 2000, the Fed Funds rate stood at 6.50%. However, at the long end of the yield curve, Treasuries rallied due to growing concern that long Treasury bonds will become more scarce. There was also a modest flight to quality from the Federal Agency sector, after federal legislation was introduced that would lessen the U.S. Government's implicit support to the Agencies. In terms of actual buybacks, the U.S. Treasury bought back approximately $15 billion in Treasuries so far this year, and has stated a goal of buying back up to $30 billion before year-end.

As stated above, within the various non-Treasury sectors of the fixed income markets, liquidity deteriorated and spreads to Treasuries widened through much of early 2000. However, market conditions began to improve in May, continuing through June. Corporate issuance saw a better reception as investor demand increased. Despite stronger relative performance in recent weeks, valuations in most of the spread sectors remain at historically wide levels, and continue to offer good value. The Fund will continue to focus in these areas.

TOP TEN BOND ISSUERS                                    TOP FIVE INDUSTRIES
AT JUNE 30, 2000                                        AT JUNE 30, 2000
------------------------------------------------------------------------------------------------------------
                                     % OF NET ASSETS                                         % OF NET ASSETS
                                     ---------------                                         ---------------
Federal National Mortgage Assn.            13.67%       U.S. Govt. & Agency Oblig.                  42.9%
Federal Home Loan Mortgage Assn.           11.31%       Electric Utilities                           5.3%
U.S. Treasury                               9.99%       Asset Backed                                 5.3%
Government National Mortgage Assn.          8.84%       Financial                                    4.6%
Continental Airlines, Inc.                  1.86%       Transportation                               4.4%
Ford Motor Credit Co.                       1.69%
Lehman Brothers Holdings                    1.69%
Morgan Stanley Capital                      1.52%
El Paso Electric Company                    1.50%
Pemex Finance Ltd.                          1.38%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LEHMAN BROTHERS AGGREGATE SUN CAPITAL INVESTMENT GRADE
BOND INDEX BOND INDEX
12/7/98 $10,000.00 $10,000.00
12/31/98 $10,025.04 $10,004.15
3/31/00 $9,975.31 $10,045.41
6/30/99 $9,887.66 $9,955.74
9/30/99 $9,954.80 $9,962.79
12/31/99 $9,942.64 $9,948.31
3/31/00 $10,162.06 $10,120.17
6/30/00 $10,338.18 $10,291.47

TOTAL RETURNS**

                                      SIX MONTHS       1 YEAR
                                         ENDED      PERIOD ENDED   LIFE OF
                                     JUNE 30, 2000  JUNE 30, 2000  FUND***
                                     -------------  -------------  -------
Investment Grade Bond Fund.........         3.45%          3.37%    1.85%
Lehman Brothers Aggregate Bond
  Index*...........................         3.98%          4.56%    2.14%

*The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Total returns are cumulative unless otherwise noted.

***Average annual total return for the period from December 7, 1998 (commencement of operations) to June 30, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 REAL ESTATE FUND

For the six months ended June 30, 2000, the Fund posted a total return of 16.67% compared to a 13.30% return for the Morgan Stanley REIT Index. For the 1-year period ended June 30, 2000, the Fund had a total return of 7.13%, compared to 3.37% for the Index.

Several of the Fund's largest holdings, including BRE Properties, Spieker Properties, SL Green, Kimco Realty, Avalon Bay, and Reckson Associates, outperformed both the Index and their property-type peers for the six month period. Other standout performers for the period included Meristar Hospitality (+37% total return), CBL (+25%), Developer's Diversified (+21%), Duke-Weeks (+18%), and Host Marriott (+18%). The Fund's performance was hurt by the underperformance of Franchise Finance (-4%), Simon Property Group (-3%), and Mack-Cali (-1%).

The Morgan Stanley REIT Index outperformed the total return of the other major stock market indices, including the S&P 500, Dow Jones Industrial, and NASDAQ, for both the latest quarter and calendar year-to-date. This outperformance was driven mainly by a dramatic shift in market sentiment, as increased volatility in the broader market, especially within the technology sector, highlighted the attractiveness of REITs' predictable cash flows, generous dividend yields, and attractive valuations. The swing in sentiment was evidenced by the positive net fund flows into real estate mutual funds, which totaled roughly $400 million for the quarter (vs. outflows of nearly $200 million in quarter 1 of 2000). Underlying real estate fundamentals continue to be strong, with strong same-store net operating income growth driven by both rental rate and occupancy gains, and continuing supply/demand equilibrium in most markets.

The best performing property types in the REIT market year-to-date included the Office, Industrial, and Diversified/ Mixed sectors, along with Hotels and Apartments. All of these sectors posted double digit total returns for the 6-month period. The Retail and Self-Storage sectors posted low single digit returns, while the Healthcare and Specialty sectors lagged with negative total returns for the period.

The valuations of REIT's relative to other markets continue to be attractive. The average dividend yield is still greater than 7% (roughly 150 basis points greater than the 10-yr Treasury yield), the average price/funds from operation
(FFO) multiple is 8.8x, based on estimated 2000 FFO (vs. P/E of 25x for S&P
500), and average price/NAV discount is still estimated to be around 15-20%. Given these still-attractive valuation statistics, combined with the continuing healthy fundamentals of the real estate markets, REIT stock prices should find support at current levels. We look for further appreciation throughout the remainder of the year at least commensurate with FFO growth.

TOP TEN HOLDINGS                                        TOP FIVE PROPERTY TYPES
AT JUNE 30, 2000                                        AT JUNE 30, 2000
------------------------------------------------------------------------------------------------------------
                                     % OF NET ASSETS                                         % OF NET ASSETS
                                     ---------------                                         ---------------
AvalonBay Communities, Inc.                 8.22%       Office                                      28.9%
SL Green Realty Corp.                       7.64%       Apartments                                  23.9%
Apartment Investment &                                  Warehouse & Industrial                      12.8%
 Management Co.                             6.53%       Regional Malls                              11.1%
Equity Office Properties Trust              5.31%       Shopping Centers                             9.5%
Kimco Realty Corp.                          5.04%
Reckson Associates Realty Corp.             4.67%
BRE Properties, Inc.                        4.66%
Highwoods Properties, Inc.                  4.59%
ProLogis Trust                              4.50%
Equity Residential Properties Trust         4.49%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MORGAN STANLEY REIT INDEX  SUN CAPITAL REAL ESTATE FUND
12/7/98                  $10,000.00                    $10,000.00
12/31/98                  $9,773.77                     $9,929.44
3/31/99                   $9,303.43                     $9,364.92
6/30/99                  $10,225.57                    $10,383.06
9/30/99                   $9,398.40                     $9,536.29
12/31/99                  $9,329.59                     $9,534.00
3/31/00                   $9,577.22                     $9,928.59
6/30/00                  $10,570.64                    $11,123.00

TOTAL RETURNS**

                                     SIX MONTHS ENDED   1 YEAR PERIOD ENDED   LIFE OF
                                       JUNE 30, 2000       JUNE 30, 2000      FUND***
                                     -----------------  --------------------  -------
Real Estate Fund...................           16.67%                7.13%      7.03%
Morgan Stanley REIT Index*.........           13.30%                3.37%      3.60%

*The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Total returns are cumulative unless otherwise noted.

***Average annual total return for the period from December 7, 1998 (commencement of operations) to June 30, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

As the clocks rolled forward into the year 2000, investors embraced the new millennium and sent US equity markets rallying to new heights. The high-flying technology sector led the way early on, and despite high valuations, growth stocks continued to outperform value, albeit more modestly than during the previous year. However, storm clouds were on the horizon. Inflationary fears from 1999 remained as the US economy continued to show signs of formidable strength, prompting further tightening by the Federal Reserve under chairman Alan Greenspan. Crude oil prices, which had tripled in 1999, continued to rise, resulting in dramatically higher prices for both home heating oil and gasoline. Equity markets weakened in late March as investors rotated out of technology and telecom stocks into securities with less lofty valuations. A half-hearted attempt by the market to recover in late April was squashed in May by further tightening by the Federal Reserve. Thankfully, June brought a slew of economic statistics that seemed to indicate that growth in the US economy was finally starting to slow. The Federal Reserve confirmed the consensus expectation in late June by deciding not to take further action on short-term interest rates pending further evidence of a slowdown and the impact of previous hikes. The S&P 500 Composite Index recovered from its lows of the year, but was unable to make new highs with most investors staying on the sidelines.

In a volatile equity market, during the first six months of 2000 the mid-cap sector excelled as measured by the S&P MidCap 400 Index return of 9.0%. Small-cap stocks outpaced large caps, with the Russell 2000 Index returning 3.0% versus a return of -0.4% for the S&P 500 Composite Index. Growth outperformed value during the six month period, with the Russell 3000 Growth Index returning 4.0% versus the -3.6% return of the Russell 3000 Value Index.

The outlook for the US economy in the third quarter of 2000 remains positive due to continued robust growth in technology investment and strong demand for US exports. We anticipate that the Federal Reserve will raise rates another 25 basis points in August to further slow the economy. The end of rate increases should limit the magnitude of slowing in the US economy, which would provide positive support to US financial markets. We will continue to focus our efforts on what we believe to be our greatest strength -- using fundamental research to find attractive investments for your Funds.

 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Blue Chip Mid Cap Fund returned 19.51% for the six months ending June 30, 2000 compared to 8.97% for the S&P MidCap 400 Index. The Fund's investment strategy utilizes a two-tiered investment approach. The first is to identify the fastest growing sectors in the market using general economic and investment research. Then we focus on individual security analysis searching for high-quality, mid-cap companies that have critical mass and the potential to be much larger. The first six months of the year was a strong period for the mid-cap sector, and the Fund was able to take advantage of this positive environment. Investments that were additive to returns for the period included Ciena, Sanmina Corp. and Rational Software in technology, Waters Corp and Human Genome Sciences in health care, and R&B Falcon and Weatherford International in energy. Mid-cap stocks (as measured by the S&P MidCap 400 Index) have outperformed both large cap stocks (S&P Index) and small cap stocks (Russell 2000 Index) over the trailing one, two, three and ten year periods. We believe the above average growth prospects within the mid-cap sector translates into further outperformance in the future.

TOP TEN HOLDINGS                                        TOP FIVE SECTORS
AT JUNE 30, 2000                                        AT JUNE 30, 2000
------------------------------------------------------------------------------------------------------------
                                     % OF NET ASSETS                                         % OF NET ASSETS
                                     ---------------                                         ---------------
American Tower Corp.                        2.59%       Business Services                           16.1%
Sanmina, Corp.                              2.38%       Drugs & Health Care                         13.5%
Dollar General Corp.                        2.34%       Electronics                                 13.4%
Ceridian Corp.                              2.29%       Communication Services                       9.3%
Rational Software Corp.                     2.26%       Retail                                       5.9%
Ace Ltd.                                    2.17%
Manpower, Inc.                              2.16%
R&B Falcon Corp.                            2.13%
Cabletron Systems, Inc.                     2.08%
Transocean Sedco Forex, Inc.                2.02%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MID CAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              SUN CAPITAL BLUE CHIP MID CAP FUND  S&P MID CAP 400 INDEX
SEPT 1 1999                           $10,000.00             $10,000.00
SEPT 30 1999                           $9,700.00              $9,691.30
OCT 31 1999                           $10,350.00             $10,185.17
NOV 30 1999                           $10,919.97             $10,719.79
DEC 31 1999                           $12,707.46             $11,356.86
JAN 31 2000                           $12,686.75             $11,037.06
FEB 29 2000                           $14,721.96             $11,809.43
MAR 31 2000                           $15,610.43             $12,797.76
APR 30 2000                           $14,618.71             $12,350.86
MAY 31 2000                           $13,833.54             $12,196.72
JUN 30 2000                           $15,186.87             $12,375.89

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED     LIFE OF
                                            JUNE 30, 2000      FUND***
                                          -----------------  ------------
Blue Chip Mid Cap Fund..................       19.51%           51.87%
S&P Mid Cap 400 Index*..................        8.97%           23.76%

*The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market. The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund gained 1.25% for the six month period ended
June 30, 2000 versus a decline of (0.42%) for the S&P 500 Composite Index. The Fund's investment approach combines Wellington Management's proprietary fundamental research with quantitative analysis in the security selection process. The complementary nature of these two investment "signals" has, over time, provided greater consistency of returns than the independent use of either approach. Positive investment returns during the period were attributable to stock selection and overweight positions in the technology and health care sectors. Strong stock selection also yielded positive returns in the consumer staples, finance, utilities and energy sectors. In technology, Intel, Corning, Oracle, Micron Technologies, Analog Devices and Hewlett Packard were among the strongest performers for the period. Corning, the number one maker of glass used in fiber-optic networks, benefited from strong fiber, cable and components sales. Due to consistently strong PC demand, Hewlett Packard and chip makers Intel and Micron Technologies had strong returns during the period. Immunex, Warner-Lambert, and Cardinal Health were most additive to Fund returns in the health care sector. Cardinal Health, which provides complementary products and services to health-care providers and pharmaceutical manufacturers, increased market share during the period and experienced accelerating earnings growth. Within the finance sector, the Fund benefited from holding Merrill Lynch, Citigroup, and Morgan Stanley Dean Witter. These bellwether names continue to be among the best-positioned global financial institutions. With real economic growth showing signs of slowing, we believe we are close to an end in interest rate tightening. Strong tech spending and gains in productivity will continue to provide support in the US and a healthy environment for investors.

TOP TEN HOLDINGS                                        TOP FIVE SECTORS
AT JUNE 30, 2000                                        AT JUNE 30, 2000
------------------------------------------------------------------------------------------------------------
                                     % OF NET ASSETS                                         % OF NET ASSETS
                                     ---------------                                         ---------------
General Electric Co                         4.07%       Drugs & Health Care                         11.9%
Intel Corp.                                 3.95%       Electronics                                  8.6%
Microsoft Corp.                             3.78%       Financial Services                           8.4%
Cisco Systems, Inc.                         3.76%       Computers & Business Equipment               8.1%
Exxon Mobil Corp.                           2.47%       Telecommunications                           7.0%
Citigroup, Inc.                             2.26%
Wal-Mart Stores, Inc.                       2.16%
International Business Machines             1.94%
 Corp.
Pharmacia Corp.                             1.93%
American International Group, Inc.          1.85%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SUN CAPITAL
              INVESTORS
             FOUNDATION
                   FUND  S&P 500 INDEX
9/01/1999    $10,000.00     $10,000.00
9/30/1999     $9,700.00      $9,725.90
10/31/1999   $10,159.78     $10,341.35
11/30/1999   $10,819.76     $10,551.59
12/31/1999   $12,639.75     $11,173.08
1/31/2000    $12,399.72     $10,611.75
2/29/2000    $13,849.75     $10,410.87
3/31/2000    $14,679.76     $11,429.36
4/30/2000    $13,139.85     $11,085.45
5/31/2000    $12,049.90     $10,857.98
6/30/2000    $11,353.00     $11,125.63

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED     LIFE OF
                                            JUNE 30, 2000      FUND***
                                          -----------------  -----------
Investors Foundation Fund...............         1.25%          13.53%
S&P 500 Index...........................         (0.42)%        11.26%

*The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market. The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2000.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------

 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Select Equity Fund returned 3.32% for the six months ending June 30, 2000 compared to (0.42)% for the S&P 500 Composite Index. The Fund uses a concentrated approach whereby the stock of 20-40 high quality, US companies are held at any given time. Strong returns during the period were attributable to overweight positions in the health care and technology sectors and underweight positions in the consumer staples and consumer discretionary sectors. In addition, stock selection in technology, finance and health care was most additive to returns. In technology, strong performance was driven by PMC-Sierra, Veritas Software, Broadcom, Oracle, JDS Uniphase and Nortel Networks. Each of these companies provides technology to build the infrastructure for broadband networks and internet services, currently areas of high demand. In the finance sector, Morgan Stanley Dean Witter and Marsh McLennan were the most positive contributors to Fund returns. Both companies are benefiting from the strong equity markets. After a dismal 1999, health care stocks began to discount their strong fundamentals. Immunex, American Home Products and Pharmacia Corp. all contributed positively during the period. As interest rates stabilize and inflation moderates, the environment for financial markets should be positive. We continue to be focused on investing in companies with strong fundamentals and earnings growth. We believe that the Select Equity Fund is well positioned for the current economic environment and remain cautiously optimistic about the US equity markets.

TOP TEN HOLDINGS                                        TOP FIVE SECTORS
AT JUNE 30, 2000                                        AT JUNE 30, 2000
------------------------------------------------------------------------------------------------------------
                                     % OF NET ASSETS                                         % OF NET ASSETS
                                     ---------------                                         ---------------
Morgan Stanley Dean Witter & Co.            5.05%       Communication Services                      18.2%
Intel Corp.                                 4.99%       Electronics                                 15.5%
WorldCom, Inc.                              4.68%       Drugs & Healthcare                          14.2%
Cisco Systems, Inc.                         4.52%       Financial Services                          13.3%
Exxon Mobil Corp.                           4.49%       Telecommunications                           9.1%
Nortel Networks Corp.                       4.38%
Micron Technology, Inc.                     4.31%
Goldman Sachs Group, Inc.                   4.21%
Microsoft Corp.                             4.11%
Citigroup, Inc.                             4.01%

----------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SUN CAPITAL
                 SELECT
                 EQUITY
                   FUND  S&P 500 INDEX
9/01/1999    $10,000.00     $10,000.00
9/30/1999     $9,700.00      $9,725.90
10/31/1999   $10,159.78     $10,341.35
11/30/1999   $10,819.76     $10,551.59
12/31/1999   $12,639.75     $11,173.08
1/31/2000    $12,399.72     $10,611.75
2/29/2000    $13,849.75     $10,410.87
3/31/2000    $14,679.76     $11,429.36
4/30/2000    $13,139.85     $11,085.45
5/31/2000    $12,049.90     $10,857.98
6/30/2000    $13,059.93     $11,125.63

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED   LIFE OF
                                            JUNE 30, 2000    FUND***
                                          -----------------  -------
Select Equity Fund......................         3.32%        30.60%
S&P 500 Index...........................         (0.42)%      11.26%

*The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market. The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2000.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)       VALUE
COMMERCIAL PAPER - 99.9%
American Express Credit Corp.
  6.52%, 7/7/00.........................      $236         $   236,000
  6.52%, 8/10/00........................       664             664,000
American General Finance Corp.
  6.64%, 9/8/00 (1).....................       700             691,091
Associates Corp. of North America
  6.07%, 7/5/00.........................       110             110,000
  6.52%, 8/4/00.........................       410             407,476
  6.60%, 8/21/00........................       382             378,428
BellSouth Telecommunications, Inc.
  6.52%, 8/11/00........................       500             496,287
  6.54%, 8/8/00.........................       350             347,584
Caterpillar Financial Services NV
  6.40%, 7/6/00.........................       850             849,244
CIT Group, Inc.
  6.52%, 7/14/00........................       635             633,505
  6.53%, 8/4/00.........................       265             263,366
Citicorp
  6.53%, 8/15/00........................       900             900,000
Coca-Cola Co.
  6.50%, 7/17/00........................       350             348,989
  6.55%, 9/14/00........................       500             493,177
DaimlerChrysler NA
  6.54%, 7/19/00........................       250             249,182
  6.57%, 9/11/00........................       300             296,058
  6.61%, 8/21/00........................       350             346,723
Diageo Capital Plc
  6.53%, 9/6/00.........................       600             592,708
Duke Energy Co.
  6.90%, 7/5/00.........................       650             649,502
Dupont (E. I.) de Nemours & Co.
  6.30%, 7/10/00........................       205             204,677
  6.35%, 7/6/00.........................       111             110,902
  6.62%, 9/28/00........................       310             304,927
Ford Motor Credit Co.
  6.51%, 8/3/00.........................       597             597,000
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)       VALUE
COMMERCIAL PAPER (CON'T.) -
General Electric Capital Corp.
  6.33%, 7/13/00........................      $550         $   550,000
General Motors Acceptance Corp.
  6.51%, 8/2/00.........................       250             248,553
  6.55%, 9/18/00........................       600             591,376
Household Finance Corp.
  6.10%, 7/5/00.........................       700             700,000
IBM Credit Corp.
  6.50%, 8/11/00........................       800             794,078
Lucent Technologies, Inc.
  6.51%, 8/15/00........................       900             892,676
Merrill Lynch & Co., Inc.
  6.14%, 7/24/00........................       425             423,333
  6.57%, 8/31/00........................       400             395,547
Norwest Financial, Inc.
  6.05%, 7/5/00.........................       397             396,534
  6.52%, 7/5/00.........................       453             453,000
Pacific Gas & Electric Co.
  6.51%, 7/10/00........................       900             898,535
PPG Industries, Inc.
  6.52%, 7/14/00........................       850             847,999
Province of British Columbia
  6.07%, 9/13/00........................       136             134,303
  6.43%, 7/31/00........................       250             248,660
  6.73%, 11/20/00.......................       400             389,382
Province of Quebec
  6.75%, 11/20/00.......................       875             851,703
Schering Corp.
  6.53%, 7/26/00........................       200             199,093
Toyota Motor Credit Co.
  6.60%, 7/21/00........................       750             747,250
Walt Disney Co.
  6.07%, 7/10/00........................       300             299,545
  6.08%, 7/10/00........................       500             499,240
                                                           -----------
Total Commercial Paper
  (amortized cost $20,731,633)..........                    20,731,633
                                                           -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------


                                           SHARES      VALUE
MUTUAL FUNDS - 0.4%
SSGA Money Market Fund
  (amortized cost $79,994)..............    79,994  $    79,994
                                                    -----------
TOTAL INVESTMENTS - 100.3%
  (amortized cost $20,811,627)..........            $20,811,627
Other assets less liabilities - (0.3)%                  (60,309)
                                                    -----------
NET ASSETS - 100.0%.....................            $20,751,318
                                                    ===========

(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000 these securities amounted to $691,091, representing 3.3% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
ASSET BACKED SECURITIES - 5.3%
California Infrastructure Development
  6.42%, 9/25/08........................     $  250       $   242,853
CARCO Auto Loan Master Trust
  6.69%, 8/15/04........................        153           152,273
Discover Card Master Trust I
  6.79%, 4/16/10........................        278           272,307
Green Tree Recreational, Equipment &
  Consolidated Trust
  5.55%, 2/15/18........................         94            91,330
Peco Energy Transition Trust
  6.05%, 3/1/09.........................        300           280,137
Pemex Finance Ltd.
  9.03%, 2/15/11 (1)....................        400           406,988
Toyota Auto Receivables Owner Trust
  6.15%, 8/16/04........................        125           123,416
                                                          -----------
Total Asset Backed Securities
  (cost $1,616,993).....................                    1,569,304
                                                          -----------
CORPORATE DEBT OBLIGATIONS - 35.9%
AEROSPACE - 0.8%
Northrop Grumman Corp.
  8.63%, 10/15/04.......................         80            82,427
  9.38%, 10/15/24.......................        150           144,065
                                                          -----------
                                                              226,492
                                                          -----------
AUTOMOTIVE - 0.6%
Lear Corp.
  7.96%, 5/15/05........................        200           187,995
                                                          -----------
BANKS - 1.9%
BankBoston NA
  6.38%, 3/25/08........................        250           227,902
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
BANKS (Con't.) -
Lloyds Bank Plc
  7.00%, 11/29/49.......................     $  400       $   332,171
                                                          -----------
                                                              560,073
                                                          -----------
BROADCASTING/MEDIA - 3.2%
CSC Holdings, Inc.
  9.88%, 2/15/13........................        172           176,515
Lenfest Communications, Inc.
  8.38%, 11/1/05........................        200           202,688
News America Holdings, Inc.
  9.25%, 2/1/13.........................        150           162,091
Time Warner Entertainment Co.
  10.15%, 5/1/12........................        350           401,674
                                                          -----------
                                                              942,968
                                                          -----------
BUILDING CONSTRUCTION - 1.9%
Centex Corp.
  9.75%, 6/15/05........................        300           300,753
D.R. Horton, Inc.
  10.50%, 4/1/05........................        250           249,375
                                                          -----------
                                                              550,128
                                                          -----------
CHEMICALS - 0.6%
Dow Capital BV
  9.00%, 5/15/10........................        155           170,739
                                                          -----------
CONSTRUCTION MATERIALS - 0.2%
Owens Corning
  7.50%, 5/1/05.........................         50            44,969
                                                          -----------
CONTAINERS & GLASS - 0.4%
Owens-Illinois, Inc.
  7.15%, 5/15/05........................        146           133,462
                                                          -----------
DOMESTIC OIL - 0.4%
DeepTech International, Inc.
  12.00%, 12/15/00......................        125           125,076
                                                          -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
ELECTRIC UTILITIES - 5.3%
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................     $  225       $   227,486
  9.50%, 5/15/05........................        100           101,186
CMS Energy Corp.
  8.38%, 7/1/03.........................        150           145,012
Connecticut Light & Power Co.
  7.88%, 10/1/24........................        200           199,936
El Paso Electric Co.
  9.40%, 5/1/11.........................        417           442,495
Gulf States Utilities Co.
  6.41%, 8/1/01.........................        128           126,053
Kansas Gas & Electric Co.
  6.20%, 1/15/06........................        150           130,439
Midland Funding Corp. II
  11.75%, 7/23/05.......................        150           167,913
Texas Utilities Electric Co.
  9.75%, 5/1/21.........................         15            15,779
                                                          -----------
                                                            1,556,299
                                                          -----------
ENVIRONMENTAL SERVICES - 1.1%
Allied Waste North America, Inc.
  10.00%, 8/1/09........................        150           126,750
Waste Management, Inc.
  7.38%, 5/15/29........................        250           205,085
                                                          -----------
                                                              331,835
                                                          -----------
FINANCIAL - 4.6%
Finova Capital Corp.
  6.11%, 2/18/03........................        200           172,362
Ford Motor Credit Co.
  7.88%, 6/15/10........................        500           499,910
Household Finance Corp.
  7.88%, 3/1/07.........................        175           174,321
Lehman Brothers Holdings, Inc.
  8.25%, 6/15/07........................        500           499,655
                                                          -----------
                                                            1,346,248
                                                          -----------
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
CASINOS - 1.8%
Harrah's Operating Co., Inc.
  7.88%, 12/15/05.......................     $  300       $   282,000
MGM Grand, Inc.
  9.75%, 6/1/07.........................        250           253,750
                                                          -----------
                                                              535,750
                                                          -----------
GAS & PIPELINE UTILITIES - 1.0%
Coastal Corp.
  9.63%, 5/15/12........................        250           281,615
                                                          -----------
HOTELS & RESTAURANTS - 0.8%
Tricon Global Restaurants, Inc.
  7.45%, 5/15/05........................        250           230,945
                                                          -----------
INTERNATIONAL OIL - 0.3%
Saga Petroleum ASA
  7.25%, 9/23/27........................        100            89,478
                                                          -----------
PAPER - 1.1%
Buckeye Technologies, Inc.
  8.50%, 12/15/05.......................        119           113,943
Georgia-Pacific Group
  9.63%, 3/15/22........................        100           104,829
  9.95%, 6/15/02........................        100           103,536
                                                          -----------
                                                              322,308
                                                          -----------
REAL ESTATE - 0.6%
Simon Property Group LP
  6.75%, 6/15/05........................        200           187,372
                                                          -----------
RETAIL - 1.8%
Rite Aid Corp.
  10.50%, 9/15/02.......................        200           166,000
Sears Roebuck Acceptance Corp.
  6.70%, 11/15/06.......................        325           304,759
Wal-Mart Stores, Inc.
  9.10%, 7/15/00........................         75            74,935
                                                          -----------
                                                              545,694
                                                          -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
SCIENTIFIC INSTRUMENTS - 0.6%
Beckman Coulter, Inc.
  7.10%, 3/4/03.........................     $  200       $   191,118
                                                          -----------
STEEL - 0.4%
AK Steel Corp.
  7.88%, 2/15/09........................        150           133,125
                                                          -----------
TELECOMMUNICATIONS - 2.1%
GTE North, Inc.
  9.60%, 1/1/21.........................        175           185,570
MCI WorldCom, Inc.
  6.13%, 4/15/02........................         70            68,417
Panamsat Corp.
  6.13%, 1/15/05........................        150           133,576
Qwest Communications
  International, Inc.
  7.50%, 11/1/08........................        100            95,701
U.S. West Capital Funding, Inc.
  6.88%, 7/15/28........................        150           128,843
                                                          -----------
                                                              612,107
                                                          -----------
TRANSPORTATION - 4.4%
Amerco
  7.20%, 4/1/02.........................        150           143,569
Atlas Air, Inc.
  9.70%, 1/2/10 (1).....................        200           199,954
Continental Airlines, Inc.
  6.41%, 4/15/07........................        129           122,995
  8.04%, 11/1/20........................        425           425,829
Federal Express Corp. Trust
  6.72%, 1/15/22........................        279           254,087
Northwest Airlines Corp.
  7.58%, 3/1/19.........................        149           139,249
                                                          -----------
                                                            1,285,683
                                                          -----------
Total Corporate Debt Obligations
  (cost $10,809,727)....................                   10,591,479
                                                          -----------
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
FOREIGN GOVERNMENT OBLIGATION - 4.3%
Hydro-Quebec
  8.40%, 1/15/22........................     $  320       $   341,743
Republic of Panama
  8.25%, 4/22/08........................        250           225,000
Republic of Philippines
  8.88%, 4/15/08........................        225           202,500
Republic of South Africa
  9.13%, 5/19/09........................        250           244,688
State of Qatar
  9.75%, 6/15/30 (1)....................        250           246,562
                                                          -----------
Total Foreign Government Obligation
  (cost $1,285,072).....................                    1,260,493
                                                          -----------
COLLATERALIZED MORTGAGE OBLIGATION - 0.9%
Federal Home Loan Mortgage
  8.60%, 4/15/21
  (cost $284,352).......................        275           281,960
                                                          -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
Morgan Stanley Capital I
  6.59%, 10/3/30
  (cost $448,855).......................        460           449,905
                                                          -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 42.9%
Federal Home Loan Mortgage
  6.00%, 2/1/29.........................        288           264,069
  6.50%, 12/1/28........................        496           469,102
  7.00%, 11/1/29........................        785           758,837
  7.00%, 12/1/29........................        125           120,407
  7.50%, 3/1/30.........................        497           490,410
  8.00%, 2/1/30.........................        893           898,317
  9.00%, 11/1/06........................         56            57,331

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS (CON'T.) -
Federal National Mortgage Assn.
  4.75%, 11/14/03.......................     $  600       $   559,314
  6.00%, 12/1/13........................        438           414,752
  6.50%, TBA............................        550           518,546
  7.00%, 6/1/29.........................        461           445,728
  7.00%, 12/1/29........................        300           289,565
  7.00%, 1/1/30.........................        299           288,721
  7.13%, 3/15/07........................        500           500,975
  7.50%, 10/1/29........................        483           476,308
  7.50%, 2/1/30.........................        500           492,858
  9.50%, 6/1/03.........................         50            50,652
Government National Mortgage Assn.
  7.00%, 12/15/14.......................        490           484,144
  7.00%, 2/15/28........................        368           358,033
  7.00%, 7/15/29........................        246           239,296
  7.50%, 3/15/30........................        499           495,317
  8.00%, 1/15/30........................        549           554,464
  8.00%, 5/15/30........................        475           479,774
U.S. Treasury Bonds
  6.63%, 2/15/27........................      1,225         1,300,607
  8.13%, 8/15/19........................      1,000         1,208,910
U.S. Treasury Notes
  7.00%, 7/15/06........................        425           440,406
                                                          -----------
Total U.S. Government & Agency
Obligations
(cost $12,692,340)......................                   12,656,843
                                                          -----------
                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)      VALUE

SHORT TERM INVESTMENTS - 10.2%
COMMERCIAL PAPER - 3.9%
American Express Credit Corp.
  6.51%, 7/17/00........................     $  493       $   493,000
Associates Corp. of North America
  6.53%, 7/20/00........................        260           259,104
Household Finance Corp.
  6.50%, 7/6/00.........................        417           416,707
                                                          -----------
                                                            1,168,811
                                                          -----------

                                                SHARES
MUTUAL FUNDS - 6.3%
Federated Prime Obligations.............        928,599               928,599
SSGA Money Market Fund..................        926,065               926,065
                                                              ---------------
                                                                    1,854,664
                                                              ---------------
Total Short Term Investments
  (amortized cost $3,023,475)...........                            3,023,475
                                                              ---------------
TOTAL INVESTMENTS - 101.0%
  (cost $30,160,814)....................                           29,833,459
Other assets less
  liabilities - (1.0)%..................                             (300,156)
                                                              ---------------
NET ASSETS - 100.0%.....................                      $    29,533,303
                                                              ===============
TBA = To Be Announced

(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000 these securities amounted to $853,504, representing 2.9% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES     VALUE
REAL ESTATE INVESTMENT TRUSTS - 97.5%
APARTMENTS - 23.9%
Apartment Investment & Management Co....    12,802  $  553,686
AvalonBay Communities, Inc..............    16,713     697,768
BRE Properties, Inc.....................    13,703     395,674
Equity Residential Properties Trust.....     8,285     381,110
                                                    ----------
                                                     2,028,238
                                                    ----------
DIVERSIFIED - 3.1%
Franchise Finance Corp. of America......    11,275     259,325
                                                    ----------
HOTELS - 3.6%
Host Marriott Corp......................    16,112     151,050
MeriStar Hospitality Corp...............     7,553     158,613
                                                    ----------
                                                       309,663
                                                    ----------
OFFICE - 28.9%
Equity Office Properties Trust..........    16,354     450,757
Highwoods Properties, Inc...............    16,209     389,016
Mack-Cali Realty Corp...................    10,133     260,291
Reckson Associates Realty Corp..........    16,689     396,364
SL Green Realty Corp....................    24,230     648,153
Spieker Properties, Inc.................     6,649     305,854
                                                    ----------
                                                     2,450,435
                                                    ----------
REGIONAL MALLS - 11.1%
CBL & Associates Properties, Inc........    10,678     266,282
General Growth Properties, Inc..........     9,784     310,642
Macerich Co.............................    10,179     224,574
Simon Property Group, Inc...............     6,430     142,666
                                                    ----------
                                                       944,164
                                                    ----------
                                           SHARES     VALUE

SHOPPING CENTERS - 9.5%
Developers Diversified Realty Corp......    13,216  $  197,414
IRT Property Co.........................    21,390     181,815
Kimco Realty Corp.......................    10,423     427,343
                                                    ----------
                                                       806,572
                                                    ----------
STORAGE - 4.6%
Public Storage, Inc.....................    16,481     386,274
                                                    ----------
WAREHOUSE &
  INDUSTRIAL - 12.8%
CenterPoint Properties Corp.............     8,168     332,846
Duke-Weeks Realty Corp..................     7,839     175,398
First Industrial Realty Trust, Inc......     6,635     195,732
ProLogis Trust..........................    17,926     382,048
                                                    ----------
                                                     1,086,024
                                                    ----------
Total Real Estate Investment Trusts
  (cost $7,857,120).....................             8,270,695
                                                    ----------
SHORT TERM INVESTMENTS - 1.5%
MUTUAL FUNDS - 1.5%
SSGA Money Market Fund
  (amortized cost $131,832).............   131,832     131,832
                                                    ----------
TOTAL INVESTMENTS - 99.0%
  (cost $7,988,952).....................             8,402,527
Other assets less liabilities - 1.0%....                81,903
                                                    ----------
NET ASSETS - 100.0%.....................            $8,484,430
                                                    ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
COMMON STOCK - 98.3%
AIR TRAVEL - 2.3%
Ryanair Holdings Plc ADR*...............  4,300   $  156,950
Southwest Airlines Co...................  12,300     232,931
                                                  ----------
                                                     389,881
                                                  ----------
APPAREL & TEXTILES - 0.4%
Liz Claiborne, Inc......................  1,850       65,213
                                                  ----------
BROADCASTING - 3.0%
E.W. Scripps Co. Class A................  3,600      177,300
Pegasus Communications Corp.
  Class A*..............................  4,600      225,688
Univision Communications, Inc.
  Class A*..............................    920       95,220
                                                  ----------
                                                     498,208
                                                  ----------
BUSINESS SERVICES - 16.1%
Cadence Design Systems, Inc.*...........  14,900     303,588
Ceridian Corp.*.........................  16,100     387,406
Cintas Corp.............................  2,000       73,375
Convergys Corp.*........................  5,200      269,750
Critical Path, Inc.*....................  1,300       75,806
DeVry, Inc.*............................  5,900      155,981
Gartner Group, Inc. Class A.............  18,700     224,400
Herman Miller, Inc......................  7,200      186,300
Iron Mountain, Inc.*....................  5,850      198,900
Keane, Inc.*............................  4,800      103,800
Lamar Advertising Co. Class A*..........  2,550      110,447
Manpower, Inc...........................  11,400     364,800
VeriSign, Inc.*.........................  1,544      272,472
                                                  ----------
                                                   2,727,025
                                                  ----------
CHEMICALS - 1.8%
Eastman Chemical Co.....................  3,240      154,710
Vulcan Materials Co.....................  3,500      149,406
                                                  ----------
                                                     304,116
                                                  ----------
COMMUNICATION SERVICES - 9.3%
Adelphia Communications Corp.
Class A*................................  4,250      199,219
Allegiance Telecom, Inc.*...............  1,840      117,760
American Tower Corp. Class A*...........  10,500     437,719
Crown Castle International Corp.*.......    700       25,550
Harris Corp.............................    700       23,292
                                          SHARES    VALUE
McLeodUSA, Inc.*........................  12,200  $  252,387
Nextel Partners, Inc. Class A*..........  5,500      179,094
RCN Corp.*..............................  2,450       62,169
TeleCorp PCS, Inc. Class A*.............  3,150      126,984
Western Wireless Corp. Class A..........  2,600      141,700
                                                  ----------
                                                   1,565,874
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 3.4%
Affiliated Computer Services, Inc.
  Class A*..............................  3,500      115,719
Cabletron Systems, Inc.*................  13,950     352,237
Handspring, Inc.*.......................  3,800      102,600
                                                  ----------
                                                     570,556
                                                  ----------
CONTAINERS & GLASS - 1.4%
Sealed Air Corp.*.......................  4,600      240,925
                                                  ----------
DRUGS & HEALTH CARE - 13.5%
Becton, Dickinson & Co..................  2,700       77,456
Biomet, Inc.............................  7,150      274,828
Forest Laboratories, Inc.*..............  2,300      232,300
Gilead Sciences, Inc.*..................  2,600      184,925
Health Management Associates, Inc.
  Class A*..............................  12,400     161,975
Human Genome Sciences, Inc.*............  1,390      185,391
IDEC Pharmaceuticals Corp.*.............  1,300      152,506
Immunex Corp.*..........................  6,675      329,995
McKesson HBOC, Inc......................  6,500      136,094
Quest Diagnostics, Inc.*................  2,500      186,875
St. Jude Medical, Inc.*.................  3,500      160,563
Tenet Healthcare Corp...................  7,050      190,350
                                                  ----------
                                                   2,273,258
                                                  ----------
ELECTRIC UTILITIES - 0.8%
Calpine Corp.*..........................  2,100      138,075
                                                  ----------
ELECTRONICS - 13.4%
Analog Devices, Inc.*...................  2,400      182,400
Flextronics International Ltd.*.........  4,500      309,094
Jabil Circuit, Inc.*....................  4,800      238,200
Lam Research Corp.*.....................  3,700      138,750
Lattice Semiconductor Corp.*............  1,100       76,038
Molex, Inc. Class A.....................    900       31,500
Novellus Systems, Inc.*.................  3,300      186,656
Rambus, Inc.*...........................  1,100      113,300
Sanmina Corp.*..........................  4,700      401,850

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
ELECTRONICS (Con't.) -
SCI Systems, Inc.*......................  3,200   $  125,400
Tektronix, Inc..........................  2,900      214,600
Teradyne, Inc.*.........................  2,070      152,145
Vitesse Semiconductor Corp.*............  1,300       95,631
                                                  ----------
                                                   2,265,564
                                                  ----------
FINANCIAL SERVICES - 3.6%
Legg Mason, Inc.........................  3,300      165,000
MBIA, Inc...............................  3,600      173,475
State Street Corp.......................  2,600      275,763
                                                  ----------
                                                     614,238
                                                  ----------
HOTELS & RESTAURANTS - 0.7%
Starbucks Corp.*........................  3,300      126,019
                                                  ----------
INSURANCE - 2.2%
Ace Ltd.................................  13,100     366,800
                                                  ----------
MANUFACTURING - 1.0%
Danaher Corp............................  3,400      168,088
                                                  ----------
OIL - 2.7%
Anadarko Petroleum Corp.................  5,500      271,219
Suncor Energy, Inc......................  7,800      181,837
                                                  ----------
                                                     453,056
                                                  ----------
OIL SERVICES - 4.8%
Global Marine, Inc.*....................  5,900      166,306
Nabors Industries, Inc.*................  2,800      116,375
R&B Falcon Corp.*.......................  15,300     360,506
Smith International, Inc.*..............  1,200       87,375
Weatherford International, Inc..........  2,150       85,597
                                                  ----------
                                                     816,159
                                                  ----------
PAPER - 1.9%
Abitibi-Consolidated, Inc...............  17,900     167,812
Bowater, Inc............................  3,460      152,673
                                                  ----------
                                                     320,485
                                                  ----------
PETROLEUM SERVICES - 2.5%
Grant Prideco, Inc.*....................  3,250       81,250
Transocean Sedco Forex, Inc.............  6,400      342,000
                                                  ----------
                                                     423,250
                                                  ----------
                                          SHARES    VALUE

REAL ESTATE - 1.3%
HomeStore.com, Inc.*....................  2,700   $   78,806
Starwood Hotels & Resorts
  Worldwide, Inc. Class B...............  4,500      146,532
                                                  ----------
                                                     225,338
                                                  ----------
RETAIL - 5.9%
Dollar General Corp.....................  20,300     395,850
Family Dollar Stores, Inc...............  6,800      133,025
Intimate Brands, Inc. Class A...........  13,700     270,575
RadioShack Corp.........................  4,300      203,712
                                                  ----------
                                                   1,003,162
                                                  ----------
SCIENTIFIC INSTRUMENTS - 1.2%
Waters Corp.*...........................  1,620      202,196
                                                  ----------
SOFTWARE - 5.1%
Intuit, Inc.*...........................  5,400      223,425
Macromedia, Inc.*.......................    640       61,880
Rational Software Corp.*................  4,100      381,044
Vignette Corp.*.........................  3,600      187,256
                                                  ----------
                                                     853,605
                                                  ----------
Total Common Stock
  (cost $15,026,529)....................          16,611,091
                                                  ----------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)
SHORT TERM INVESTMENTS - 8.4%
REPURCHASE AGREEMENT - 8.4%
State Street Bank and Trust Company,
  4.25%, 7/03/00 (collateralized by
  $1,435,000 U.S. Treasury Note, 6.125%,
  09/30/00 with a value of $1,454,731)
  (amortized cost $1,422,000)...........     $1,422           1,422,000
                                                         --------------
TOTAL INVESTMENTS - 106.7%
  (cost $16,448,529)....................                     18,033,091
Other assets less liabilities - (6.7%)                       (1,137,957)
                                                         --------------
NET ASSETS - 100.0%.....................                 $   16,895,134
                                                         ==============

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
COMMON STOCK - 97.8%
AEROSPACE - 1.6%
United Technologies Corp................  1,400   $   82,425
                                                  ----------
AIR TRAVEL - 0.3%
AMR Corp................................    600       15,863
                                                  ----------
ALUMINUM - 0.3%
Alcoa, Inc..............................    600       17,400
                                                  ----------
AUTO PARTS - 0.8%
Delphi Automotive Systems Corp..........  1,400       20,388
Eaton Corp..............................    300       20,100
Visteon Corp. *.........................    105        1,270
                                                  ----------
                                                      41,758
                                                  ----------
AUTOMOBILES - 0.7%
Ford Motor Co...........................    800       34,400
                                                  ----------
BANKS - 2.1%
CullenFrost Bankers, Inc................  1,200       31,575
Pacific Century Financial Corp..........  2,000       29,250
Wachovia Corp...........................    800       43,400
                                                  ----------
                                                     104,225
                                                  ----------
BROADCASTING - 1.0%
AT&T Corp.-Liberty Media Group
  Class A...............................  1,700       41,225
Pegasus Communications Corp. *..........    200        9,812
                                                  ----------
                                                      51,037
                                                  ----------
BUSINESS SERVICES - 2.6%
America Online, Inc. *..................    900       47,475
First Data Corp.........................    700       34,737
IMS Health, Inc.........................  1,600       28,800
VeriSign, Inc. *........................    108       18,974
                                                  ----------
                                                     129,986
                                                  ----------
CHEMICALS - 1.5%
E.I. du Pont de Nemours and Co..........    500       21,875
Engelhard Corp..........................  1,700       29,006
W.R. Grace & Co. *......................  1,900       23,038
                                                  ----------
                                                      73,919
                                                  ----------
COMMUNICATIONS EQUIPMENT - 3.8%
Cisco Systems, Inc. *...................  3,000      190,687
                                                  ----------
                                          SHARES    VALUE
COMMUNICATION SERVICES - 4.1%
3Com Corp. *............................    400   $   23,050
American Tower Corp. Class A *..........    400       16,675
EchoStar Communications Corp. Class A
  *.....................................    400       13,244
Global Crossing Ltd. *..................    500       13,156
JDS Uniphase Corp. *....................    200       23,975
Lucent Technologies, Inc................  1,000       59,250
SBC Communications, Inc.................    784       33,908
VoiceStream Wireless Corp. *............    200       23,259
                                                  ----------
                                                     206,517
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 8.1%
Cabletron Systems, Inc. *...............  1,300       32,825
Dell Computer Corp. *...................  1,700       83,831
EMC Corp. *.............................    800       61,550
Handspring, Inc. *......................    500       13,500
Hewlett-Packard Co......................    600       74,925
International Business Machines Corp....    900       98,606
Sun Microsystems, Inc. *................    500       45,469
                                                  ----------
                                                     410,706
                                                  ----------
CONSTRUCTION MATERIALS - 0.3%
Illinois Tool Works, Inc................    300       17,100
                                                  ----------
COSMETICS & TOILETRIES - 1.2%
Kimberly-Clark Corp.....................  1,100       63,112
                                                  ----------
DIVERSIFIED - 1.4%
Honeywell International, Inc............    500       16,844
Tyco International Ltd..................  1,200       56,850
                                                  ----------
                                                      73,694
                                                  ----------
DRUGS & HEALTH CARE - 11.9%
Abbott Laboratories.....................  1,300       57,931
American Home Products Corp.............    800       47,000
Becton, Dickinson & Co..................  1,300       37,294
Boston Scientific Corp. *...............    800       17,550
Bristol-Myers Squibb Co.................    400       23,300
Cardinal Health, Inc....................    400       29,600
Forest Laboratories, Inc. *.............    400       40,400
Genzyme Corp. *.........................    900       53,494
Immunex Corp. *.........................    700       34,606
Johnson & Johnson.......................    200       20,375
Merck & Co., Inc........................    700       53,637

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNUADITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
DRUGS & HEALTH CARE (Con't.) -
Pfizer, Inc.............................  1,400   $   67,200
Pharmacia Corp..........................  1,895       97,948
Tenet Healthcare Corp...................    800       21,600
                                                  ----------
                                                     601,935
                                                  ----------
ELECTRIC UTILITIES - 2.1%
Calpine Corp. *.........................    400       26,300
Pinnacle West Capital Corp..............    700       23,713
Unicom Corp.............................  1,400       54,162
                                                  ----------
                                                     104,175
                                                  ----------
ELECTRICAL EQUIPMENT - 4.4%
Black & Decker Corp.....................    400       15,725
General Electric Co.....................  3,900      206,700
                                                  ----------
                                                     222,425
                                                  ----------
ELECTRONICS - 8.6%
Analog Devices, Inc. *..................    400       30,400
Corning, Inc............................    150       40,481
General Motors Corp. Class H *..........    178       15,619
Intel Corp..............................  1,500      200,531
Micron Technology, Inc. *...............    700       61,644
RF Micro Devices, Inc. *................    100        8,763
Solectron Corp. *.......................  1,000       41,875
Teradyne, Inc. *........................    500       36,750
                                                  ----------
                                                     436,063
                                                  ----------
FINANCIAL SERVICES - 8.4%
A.G. Edwards, Inc.......................  1,100       42,900
Citigroup, Inc..........................  1,900      114,475
Fannie Mae..............................    600       31,312
Goldman Sachs Group, Inc................    200       18,975
KeyCorp.................................  2,000       35,250
Marsh & McLennan Cos., Inc..............    500       52,219
Merrill Lynch & Co., Inc................    700       80,500
Morgan Stanley Dean Witter & Co.........    600       49,950
                                                  ----------
                                                     425,581
                                                  ----------
FOOD & BEVERAGES - 2.9%
Anheuser-Busch Cos., Inc................    500       37,344
Coca-Cola Co............................    300       17,231
Nabisco Group Holdings Corp.............  1,100       28,531
PepsiCo, Inc............................  1,400       62,213
                                                  ----------
                                                     145,319
                                                  ----------
                                          SHARES    VALUE
GAS & PIPELINE UTILITIES - 0.9%
El Paso Energy Corp.....................    600   $   30,563
Enron Corp..............................    200       12,900
                                                  ----------
                                                      43,463
                                                  ----------
HEALTH SERVICES - 0.6%
CIGNA Corp..............................    300       28,050
                                                  ----------
HOUSEHOLD PRODUCTS - 0.4%
Procter & Gamble Co.....................    400       22,900
                                                  ----------
INDUSTRIAL - 0.3%
Pall Corp...............................    700       12,950
                                                  ----------
INSURANCE - 1.8%
American International Group, Inc.......    800       94,000
                                                  ----------
MINING - 0.3%
Freeport-McMoRan Copper & Gold Class A
  *.....................................  1,900       17,338
                                                  ----------
OIL - 4.4%
Conoco, Inc. Class B....................  1,600       39,300
Exxon Mobil Corp........................  1,600      125,600
Kerr-McGee Corp.........................    500       29,469
Union Pacific Resources Group, Inc......  1,300       28,600
                                                  ----------
                                                     222,969
                                                  ----------
PAPER - 0.4%
Temple-Inland, Inc......................    500       21,000
                                                  ----------
PETROLEUM SERVICES - 0.4%
Helmerich & Payne, Inc..................    600       22,425
                                                  ----------
PUBLISHING - 0.7%
Gannett Co., Inc........................    600       35,888
                                                  ----------
RETAIL - 4.6%
Best Buy Co., Inc. *....................    300       18,975
Dollar General Corp.....................  1,400       27,300
eBay, Inc. *............................    465       25,255
Home Depot, Inc.........................    350       17,478
Target Corp.............................    600       34,800
Wal-Mart Stores, Inc....................  1,900      109,488
                                                  ----------
                                                     233,296
                                                  ----------
RETAIL GROCERY - 0.5%
Safeway, Inc. *.........................    600       27,075
                                                  ----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2000 (UNUADITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE
SOFTWARE - 6.2%
BMC Software, Inc. *....................    400   $   14,594
Computer Associates
  International, Inc....................    400       20,475
Microsoft Corp. *.......................  2,400      192,000
Oracle Corp. *..........................    800       67,250
Phone.com, Inc. *.......................    300       19,537
                                                  ----------
                                                     313,856
                                                  ----------
TELECOMMUNICATIONS - 7.0%
AT&T Corp. *............................  1,000       31,625
Bell Atlantic Corp......................  1,500       76,218
Comverse Technology, Inc. *.............    500       46,500
Nortel Networks Corp....................    900       61,425
Sprint Corp. (Fon Group)................  1,200       61,200
Sprint Corp. (PCS Group) *..............    500       29,750
WorldCom, Inc. *........................  1,050       48,169
                                                  ----------
                                                     354,887
                                                  ----------
TOBACCO - 1.0%
Philip Morris Cos, Inc..................  1,900       50,469
                                                  ----------
TRUCKING & FREIGHT FORWARDING - 0.2%
USFreightways Corp......................    500       12,281
                                                  ----------
                                          SHARES    VALUE

TOTAL COMMON STOCK
  (cost $4,715,986).....................          $4,961,174
                                                  ----------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)
SHORT TERM INVESTMENTS - 1.2%
REPURCHASE AGREEMENT - 1.2%
State Street Bank and Trust Company
  4.25%, 7/03/00 (collateralized by
  $65,000 U.S. Treasury Note, 6.125%,
  09/30/00, with a value of $65,894)
  (amortized cost $62,000)..............     $   62             62,000
                                                         -------------
TOTAL INVESTMENTS - 99.0%
  (cost $4,777,986).....................                     5,023,174
Other assets less liabilities - 1.0%                            53,207
                                                         -------------
NET ASSETS - 100.0%.....................                 $   5,076,381
                                                         =============

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE
COMMON STOCK - 96.7%
ALUMINUM - 2.1%
Alcoa, Inc..............................    6,200  $  179,800
                                                   ----------
BROADCASTING - 3.0%
AT&T Corp.-Liberty Media Group
  Class A*..............................   10,700     259,475
                                                   ----------
BUSINESS SERVICES - 2.8%
America Online, Inc.*...................    4,500     237,375
                                                   ----------
CHEMICALS - 1.9%
Dow Chemical Co.........................    5,400     163,013
                                                   ----------
COMMUNICATION SERVICES - 18.2%
Cisco Systems, Inc.*....................    6,100     387,731
Global Crossing Ltd.*...................    8,100     213,131
Lucent Technologies, Inc................    3,700     219,225
McLeodUSA, Inc.*........................   11,900     246,181
Nokia Oyj ADR...........................    5,000     249,688
Viacom, Inc. Class B*...................    3,580     244,111
                                                   ----------
                                                    1,560,067
                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT - 8.0%
Dell Computer Corp.*....................    3,500     172,594
EMC Corp.*..............................    2,500     192,344
Hewlett-Packard Co......................    2,600     324,675
                                                   ----------
                                                      689,613
                                                   ----------
DRUGS & HEALTH CARE - 14.2%
American Home Products Corp.............    5,600     329,000
Guidant Corp.*..........................    4,800     237,600
Immunex Corp.*..........................    6,800     336,175
Pharmacia Corp..........................    6,100     315,294
                                                   ----------
                                                    1,218,069
                                                   ----------
ELECTRONICS - 15.5%
Intel Corp..............................    3,200     427,800
Micron Technology, Inc.*................    4,200     369,862
Solectron Corp.*........................    6,600     276,375
Teradyne, Inc.*.........................    3,500     257,250
                                                   ----------
                                                    1,331,287
                                                   ----------
                                          SHARES     VALUE

FINANCIAL SERVICES - 13.3%
Citigroup, Inc..........................    5,700  $  343,425
Goldman Sachs Group, Inc................    3,800     360,525
Morgan Stanley Dean Witter & Co.........    5,200     432,900
                                                   ----------
                                                    1,136,850
                                                   ----------
OIL - 4.5%
Exxon Mobil Corp........................    4,900     384,650
                                                   ----------
SOFTWARE - 4.1%
Microsoft Corp.*........................    4,400     352,000
                                                   ----------
TELECOMMUNICATIONS - 9.1%
Nortel Networks Corp....................    5,500     375,375
WorldCom, Inc.*.........................    8,750     401,406
                                                   ----------
                                                      776,781
                                                   ----------
Total Common Stock
  (cost $7,991,391).....................            8,288,980
                                                   ----------

                                            PRINCIPAL
                                             AMOUNT
                                          (000 OMITTED)
SHORT TERM INVESTMENTS - 2.0%
REPURCHASE AGREEMENT - 2.0%
State Street Bank and Trust Company
  4.25%, 7/03/00 (collateralized by
  $180,000 U.S. Treasury Note, 6.125%,
  09/30/00, with a value of $182,475)
  (amortized cost $174,000).............     $  174            174,000
                                                         -------------
TOTAL INVESTMENTS - 98.7%
  (cost $8,165,391).....................                     8,462,980
Other assets less liabilities - 1.3%                           109,279
                                                         -------------
NET ASSETS - 100.0%.....................                 $   8,572,259
                                                         =============

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL     SUN CAPITAL
                           MONEY MARKET  INVESTMENT GRADE
                               FUND         BOND FUND
                           ------------  ----------------
ASSETS
  Investments in
    securities, at
    value................  $20,811,627     $29,833,459
  Cash...................          500             500
  Interest and dividends
    receivable...........       38,448         379,686
  Receivable for Fund
    shares sold..........           --          51,654
  Receivable due from
    adviser..............       20,003          13,830
  Receivable for
    investments sold.....           --              --
  Other assets...........        5,505          12,050
                           -----------     -----------
  Total assets...........   20,876,083      30,291,179
                           -----------     -----------
LIABILITIES
  Payable for investments
    purchased............           --         725,906
  Payable for Fund shares
    redeemed.............      101,688              --
  Accrued expenses and
    other liabilities....       23,077          31,970
                           -----------     -----------
  Total liabilities......      124,765         757,876
                           -----------     -----------
NET ASSETS...............  $20,751,318     $29,533,303
                           ===========     ===========
COMPOSITION OF NET ASSETS
  Paid-in capital........  $20,753,448     $30,316,968
  Undistributed net
    investment income
    (loss)...............           --             767
  Accumulated net
    realized gain (loss)
    on investments.......       (2,130)       (457,077)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........           --        (327,355)
                           -----------     -----------
                           $20,751,318     $29,533,303
                           ===========     ===========
  Shares of beneficial
    interest
    outstanding..........   20,753,448       3,159,723
                           ===========     ===========
  Net asset value,
    offering price and
    redemption price per
    share (net assets/
    shares of beneficial
    interest
    outstanding).........  $      1.00     $      9.35
                           ===========     ===========
  Investments in
    securities, at
    cost.................  $20,811,627     $30,160,814
                           ===========     ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL  SUN CAPITAL     SUN CAPITAL     SUN CAPITAL
                           REAL ESTATE   BLUE CHIP       INVESTORS     SELECT EQUITY
                              FUND      MID CAP FUND  FOUNDATION FUND      FUND
                           -----------  ------------  ---------------  -------------
ASSETS
  Investments in
    securities, at
    value................  $8,402,527   $18,033,091     $5,023,174      $8,462,980
  Cash...................         500           922            606           1,013
  Interest and dividends
    receivable...........      53,994         7,638          3,950           3,590
  Receivable for Fund
    shares sold..........      24,632       105,455         24,218          98,116
  Receivable due from
    adviser..............      21,193        23,604         31,876          27,016
  Receivable for
    investments sold.....          --        67,821        253,790              --
  Other assets...........       4,807         2,630          2,581           2,596
                           ----------   -----------     ----------      ----------
  Total assets...........   8,507,653    18,241,161      5,340,195       8,595,311
                           ----------   -----------     ----------      ----------
LIABILITIES
  Payable for investments
    purchased............          --     1,320,014        239,052              --
  Payable for Fund shares
    redeemed.............          53            --             --              --
  Accrued expenses and
    other liabilities....      23,170        26,013         24,762          23,052
                           ----------   -----------     ----------      ----------
  Total liabilities......      23,223     1,346,027        263,814          23,052
                           ----------   -----------     ----------      ----------
NET ASSETS...............  $8,484,430   $16,895,134     $5,076,381      $8,572,259
                           ==========   ===========     ==========      ==========
COMPOSITION OF NET ASSETS
  Paid-in capital........  $7,903,184   $13,962,403     $4,580,741      $7,374,909
  Undistributed net
    investment income
    (loss)...............     221,734       (24,947)         3,089          (8,247)
  Accumulated net
    realized gain (loss)
    on investments.......     (54,063)    1,373,116        247,363         908,008
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     413,575     1,584,562        245,188         297,589
                           ----------   -----------     ----------      ----------
                           $8,484,430   $16,895,134     $5,076,381      $8,572,259
                           ==========   ===========     ==========      ==========
  Shares of beneficial
    interest
    outstanding..........     813,460     1,149,592        448,062         656,348
                           ==========   ===========     ==========      ==========
  Net asset value,
    offering price and
    redemption price per
    share (net assets/
    shares of beneficial
    interest
    outstanding).........  $    10.43   $     14.70     $    11.33      $    13.06
                           ==========   ===========     ==========      ==========
  Investments in
    securities, at
    cost.................  $7,988,952   $16,448,529     $4,777,986      $8,165,391
                           ==========   ===========     ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)    SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL     SUN CAPITAL
                           MONEY MARKET  INVESTMENT GRADE
                               FUND         BOND FUND
                           ------------  ----------------
Investment Income
  Interest...............    $532,532       $ 858,081
  Dividends..............          --              --
                             --------       ---------
  Total investment
    income...............     532,532         858,081
                             --------       ---------
Expenses
  Investment advisory
    fee..................      43,162          69,571
  Custody and fund
    accounting...........      21,880          28,345
  Audit..................       9,811          10,411
  Legal..................      22,568          30,373
  Printing...............       3,106           2,506
  Administration.........      28,592          28,592
  Registration...........          30             157
  Transfer agency........       4,475           4,475
  Trustees fees..........       3,339           3,339
  Insurance..............       2,514           5,329
  Miscellaneous fees.....         249             249
                             --------       ---------
  Total expenses.........     139,726         183,347
                             --------       ---------
  Less: Reduction of
    advisory fees........     (43,162)        (69,571)
       Reimbursement of
         operating
         expenses........     (40,454)        (26,813)
                             --------       ---------
  Net expenses...........      56,110          86,963
                             --------       ---------
  Net investment income
    (loss)...............     476,422         771,118
                             --------       ---------
Realized and Unrealized
Gain (Loss) on
Investments
  Net realized gain
    (loss) on investment
    transactions.........        (201)       (165,848)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........          --         258,989
                             --------       ---------
  Net realized and
    unrealized gain
    (loss) on
    investments..........        (201)         93,141
                             --------       ---------
NET INCREASE IN NET
ASSETS FROM OPERATIONS...    $476,221       $ 864,259
                             ========       =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           SUN CAPITAL  SUN CAPITAL     SUN CAPITAL      SUN CAPITAL
                           REAL ESTATE   BLUE CHIP       INVESTORS      SELECT EQUITY
                              FUND      MID CAP FUND  FOUNDATION FUND       FUND
                           -----------  ------------  ----------------  -------------
Investment Income
  Interest...............  $    3,411    $    8,988      $    1,162       $   7,695
  Dividends..............     241,628        19,935          21,416          13,828
                           ----------    ----------      ----------       ---------
  Total investment
    income...............     245,039        28,923          22,578          21,523
                           ----------    ----------      ----------       ---------
Expenses
  Investment advisory
    fee..................      33,844        43,097          16,241          24,809
  Custody and fund
    accounting...........      23,869        41,771          28,046          25,061
  Audit..................      10,411         8,111           8,111           8,111
  Legal..................       9,162        14,057           5,426           8,590
  Printing...............       3,606         3,606           3,606           3,606
  Administration.........      28,592        28,195          28,195          28,195
  Registration...........          77            --              --              --
  Transfer agency........       4,475         4,475           4,475           4,475
  Trustees fees..........       3,339         3,288           3,288           3,288
  Insurance..............       2,086         1,207           1,136           1,156
  Miscellaneous fees.....         249           249             249             249
                           ----------    ----------      ----------       ---------
  Total expenses.........     119,710       148,056          98,773         107,540
                           ----------    ----------      ----------       ---------
  Less: Reduction of
    advisory fees........     (33,844)      (43,097)        (16,241)        (24,809)
       Reimbursement of
         operating
         expenses........     (41,334)      (51,089)        (63,043)        (52,961)
                           ----------    ----------      ----------       ---------
  Net expenses...........      44,532        53,870          19,489          29,770
                           ----------    ----------      ----------       ---------
  Net investment income
    (loss)...............     200,507       (24,947)          3,089          (8,247)
                           ----------    ----------      ----------       ---------
Realized and Unrealized
Gain (Loss) on
Investments
  Net realized gain
    (loss) on investment
    transactions.........     (50,355)    1,212,597         237,347         947,748
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     992,203       606,134        (158,231)       (758,325)
                           ----------    ----------      ----------       ---------
  Net realized and
    unrealized gain
    (loss) on
    investments..........     941,848     1,818,731          79,116         189,423
                           ----------    ----------      ----------       ---------
NET INCREASE IN NET
ASSETS FROM OPERATIONS...  $1,142,355    $1,793,784      $   82,205       $ 181,176
                           ==========    ==========      ==========       =========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                    MONEY MARKET FUND
                           ------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2000        YEAR ENDED
                             (UNAUDITED)     DECEMBER 31, 1999
                           ----------------  ------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............    $    476,422       $   284,851
  Net realized gain
    (loss) on investment
    transactions.........            (201)           (1,902)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........              --                --
                             ------------       -----------
  Net increase (decrease)
    in net assets from
    operations...........         476,221           282,949
                             ------------       -----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............        (476,422)         (284,851)
  Net realized gain on
    investments..........              --                --
  Capital................              --                --
                             ------------       -----------
  Net decrease in net
    assets from
    distributions........        (476,422)         (284,851)
                             ------------       -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      29,189,825        48,385,101
  Net proceeds from
    reinvestment of
    distributions........         476,422           284,851
  Cost of shares
    redeemed.............     (22,885,573)      (37,206,858)
                             ------------       -----------
  Net increase in net
    assets from share
    transactions.........       6,780,674        11,463,094
                             ------------       -----------
  Total increase in net
    assets...............       6,780,473        11,461,192
NET ASSETS
  Beginning of period....      13,970,845         2,509,653
                             ------------       -----------
  End of period+.........    $ 20,751,318       $13,970,845
                             ============       ===========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............      29,189,825        48,385,101
  Shares issued to
    shareholders from
    reinvestment of
    distributions........         476,422           284,851
  Shares redeemed........     (22,885,573)      (37,206,858)
                             ------------       -----------
  Net increase...........       6,780,674        11,463,094
                             ============       ===========
  +Includes undistributed
    net investment
    income...............    $         --       $        --
                             ============       ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                INVESTMENT GRADE BOND FUND                 REAL ESTATE FUND
                           ------------------------------------  ------------------------------------
                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                            JUNE 30, 2000        YEAR ENDED       JUNE 30, 2000        YEAR ENDED
                             (UNAUDITED)     DECEMBER 31, 1999     (UNAUDITED)     DECEMBER 31, 1999
                           ----------------  ------------------  ----------------  ------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............    $   771,118        $   777,800         $  200,507         $  327,489
  Net realized gain
    (loss) on investment
    transactions.........       (165,848)          (290,817)           (50,355)           (23,744)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        258,989           (559,831)           992,203           (501,401)
                             -----------        -----------         ----------         ----------
  Net increase (decrease)
    in net assets from
    operations...........        864,259            (72,848)         1,142,355           (197,656)
                             -----------        -----------         ----------         ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............       (771,118)          (777,800)                --           (287,434)
  Net realized gain on
    investments..........             --                 --                 --                 --
  Capital................             --                 --                 --            (33,588)
                             -----------        -----------         ----------         ----------
  Net decrease in net
    assets from
    distributions........       (771,118)          (777,800)                --           (321,022)
                             -----------        -----------         ----------         ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     11,091,845          8,769,466          1,400,201          1,520,721
  Net proceeds from
    reinvestment of
    distributions........        771,118            777,800                 --            361,030
  Cost of shares
    redeemed.............       (606,925)          (538,547)          (146,718)          (204,778)
                             -----------        -----------         ----------         ----------
  Net increase in net
    assets from share
    transactions.........     11,256,038          9,008,719          1,253,483          1,676,973
                             -----------        -----------         ----------         ----------
  Total increase in net
    assets...............     11,349,179          8,158,071          2,395,838          1,158,295
NET ASSETS
  Beginning of period....     18,184,124         10,026,053          6,088,592          4,930,297
                             -----------        -----------         ----------         ----------
  End of period+.........    $29,533,303        $18,184,124         $8,484,430         $6,088,592
                             ===========        ===========         ==========         ==========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............      1,194,808            917,293            148,053            160,793
  Shares issued to
    shareholders from
    reinvestment of
    distributions........         82,991             81,135                 --             41,274
  Shares redeemed........        (65,401)           (56,341)           (15,307)           (22,074)
                             -----------        -----------         ----------         ----------
  Net increase...........      1,212,398            942,087            132,746            179,993
                             ===========        ===========         ==========         ==========
  +Includes undistributed
    net investment
    income...............    $       767        $       767         $  221,734         $   21,227
                             ===========        ===========         ==========         ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                  BLUE CHIP MID CAP FUND
                           -------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2000        YEAR ENDED
                             (UNAUDITED)     DECEMBER 31, 1999*
                           ----------------  -------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............    $   (24,947)        $   (2,580)
  Net realized gain
    (loss) on investment
    transactions.........      1,212,597            363,732
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        606,134            978,428
                             -----------         ----------
  Net increase (decrease)
    in net assets from
    operations...........      1,793,784          1,339,580
                             -----------         ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............             --                 --
  Net realized gain on
    investments..........             --           (200,633)
                             -----------         ----------
  Net decrease in net
    assets from
    distributions........             --           (200,633)
                             -----------         ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      9,008,990          5,507,059
  Net proceeds from
    reinvestment of
    distributions........             --            200,633
  Cost of shares
    redeemed.............       (687,810)           (66,469)
                             -----------         ----------
  Net increase in net
    assets from share
    transactions.........      8,321,180          5,641,223
                             -----------         ----------
  Total increase in net
    assets...............     10,114,964          6,780,170
NET ASSETS
  Beginning of period....      6,780,170                 --
                             -----------         ----------
  End of period+.........    $16,895,134         $6,780,170
                             ===========         ==========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............        644,891            540,109
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --             17,371
  Shares redeemed........        (46,533)            (6,246)
                             -----------         ----------
  Net increase...........        598,358            551,234
                             ===========         ==========
  +Includes undistributed
    net investment income
    (loss)...............    $   (24,947)        $       --
                             ===========         ==========

  * For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                 INVESTORS FOUNDATION FUND                 SELECT EQUITY FUND
                           -------------------------------------  -------------------------------------
                           SIX MONTHS ENDED                       SIX MONTHS ENDED
                            JUNE 30, 2000        YEAR ENDED        JUNE 30, 2000        YEAR ENDED
                             (UNAUDITED)     DECEMBER 31, 1999*     (UNAUDITED)     DECEMBER 31, 1999*
                           ----------------  -------------------  ----------------  -------------------
INCREASE (DECREASE) IN
NET
ASSETS FROM OPERATIONS
  Net investment
    income...............     $    3,089         $    5,159          $   (8,247)        $     (816)
  Net realized gain
    (loss) on investment
    transactions.........        237,347             12,389             947,748            (39,740)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (158,231)           403,419            (758,325)         1,055,914
                              ----------         ----------          ----------         ----------
  Net increase (decrease)
    in net assets from
    operations...........         82,205            420,967             181,176          1,015,358
                              ----------         ----------          ----------         ----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment
    income...............             --             (5,159)                 --                 --
  Net realized gain on
    investments..........             --             (2,373)                 --                 --
                              ----------         ----------          ----------         ----------
  Net decrease in net
    assets from
    distributions........             --             (7,532)                 --                 --
                              ----------         ----------          ----------         ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,207,601          3,463,017           3,442,769          4,173,176
  Net proceeds from
    reinvestment of
    distributions........             --              7,532                  --                 --
  Cost of shares
    redeemed.............        (80,424)           (16,985)           (191,299)           (48,921)
                              ----------         ----------          ----------         ----------
  Net increase in net
    assets from share
    transactions.........      1,127,177          3,453,564           3,251,470          4,124,255
                              ----------         ----------          ----------         ----------
  Total increase in net
    assets...............      1,209,382          3,866,999           3,432,646          5,139,613
NET ASSETS
  Beginning of period....      3,866,999                 --           5,139,613                 --
                              ----------         ----------          ----------         ----------
  End of period+.........     $5,076,381         $3,866,999          $8,572,259         $5,139,613
                              ==========         ==========          ==========         ==========
SHARES OF BENEFICIAL
INTEREST
  Shares sold............        109,821            346,363             263,068            410,964
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --                697                  --                 --
  Shares redeemed........         (7,204)            (1,615)            (13,404)            (4,280)
                              ----------         ----------          ----------         ----------
  Net increase...........        102,617            345,445             249,664            406,684
                              ==========         ==========          ==========         ==========
  +Includes undistributed
    net investment
    income...............     $    3,089         $       --          $   (8,247)        $       --
                              ==========         ==========          ==========         ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                     SUN CAPITAL                      SUN CAPITAL
                                  MONEY MARKET FUND           INVESTMENT GRADE BOND FUND
                           -------------------------------  -------------------------------
                           SIX MONTHS    YEAR     PERIOD    SIX MONTHS    YEAR     PERIOD
                             ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            6/30/00^   12/31/99  12/31/98*   6/30/00^   12/31/99  12/31/98*
                           ----------  --------  ---------  ----------  --------  ---------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $ 1.000    $ 1.000    $1.000     $ 9.340    $ 9.970    $10.000
                            -------    -------    ------     -------    -------    -------
Income (Loss) from
Investment Operations:
  Net investment
    income...............     0.028      0.045     0.003       0.355      0.576      0.034
  Net realized and
unrealized gain (loss)
    on investments.......        --         --        --       0.010     (0.630)    (0.030)
                            -------    -------    ------     -------    -------    -------
  Total from Investment
    Operations...........     0.028      0.045     0.003       0.365     (0.054)     0.004
                            -------    -------    ------     -------    -------    -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............    (0.028)    (0.045)   (0.003)     (0.355)    (0.576)    (0.034)
  Net realized gain on
    investments..........        --         --        --          --         --         --
  Capital................        --         --        --          --         --         --
                            -------    -------    ------     -------    -------    -------
  Total distributions....    (0.028)    (0.045)   (0.003)     (0.355)    (0.576)    (0.034)
                            -------    -------    ------     -------    -------    -------
NET ASSET VALUE, END OF
  PERIOD.................   $ 1.000    $ 1.000    $1.000     $ 9.350    $ 9.340    $ 9.970
                            =======    =======    ======     =======    =======    =======
TOTAL RETURN(b)..........      2.76%      4.63%     0.31%       3.45%     (0.56)%     0.04%
                            =======    =======    ======     =======    =======    =======
RATIOS AND SUPPLEMENTAL
DATA:
Net Assets, End of Period
  (000's)................   $20,751    $13,971    $2,510     $29,533    $18,184    $10,026
Ratios to average net
assets:
  Net expenses(a)........      0.65%      0.65%     0.65%       0.75%      0.75%      0.75%
  Gross expenses(a) .....      1.62%      2.70%    12.29%       1.58%      1.98%      4.10%
  Net investment income
    (loss)(a) ...........      5.52%      4.69%     4.48%       6.65%      6.00%      5.01%
Portfolio turnover
  rate...................       N/A        N/A       N/A          34%        78%         3%

  ^  Unaudited
  * For the period from December 7, 1998 (commencement of operations) to December 31, 1998.
 ** For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
(a)  Annualized for periods less than one year.
(b) Total Returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                 SUN CAPITAL             SUN CAPITAL
                                     SUN CAPITAL              BLUE CHIP MID CAP      INVESTORS FOUNDATION        SUN CAPITAL
                                  REAL ESTATE FUND                   FUND                    FUND             SELECT EQUITY FUND
                           -------------------------------  ----------------------  ----------------------  ----------------------
                           SIX MONTHS    YEAR     PERIOD    SIX MONTHS     YEAR     SIX MONTHS     YEAR     SIX MONTHS     YEAR
                             ENDED      ENDED      ENDED      ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                            6/30/00^   12/31/99  12/31/98*   6/30/00^   12/31/99**   6/30/00^   12/31/99**   6/30/00^   12/31/99**
                           ----------  --------  ---------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $ 8.940     $9.850    $10.000    $12.300     $10.000     $11.190     $10.000     $12.640     $10.000
                            -------     ------    -------    -------     -------     -------     -------     -------     -------
Income (Loss) from
Investment Operations:
  Net investment
    income...............     0.241      0.477      0.082     (0.022)         --       0.007       0.015      (0.013)         --
  Net realized and
unrealized gain (loss)
    on investments.......     1.249     (0.888)    (0.152)     2.422       2.683       0.133       1.197       0.433       2.640
                            -------     ------    -------    -------     -------     -------     -------     -------     -------
  Total from Investment
    Operations...........     1.490     (0.411)    (0.070)     2.400       2.683       0.140       1.212       0.420       2.640
                            -------     ------    -------    -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............        --     (0.447)    (0.080)        --          --          --      (0.015)         --          --
  Net realized gain on
    investments..........        --         --         --         --      (0.383)         --      (0.007)         --          --
  Capital................        --     (0.052)        --         --          --          --          --          --          --
                            -------     ------    -------    -------     -------     -------     -------     -------     -------
  Total distributions....        --     (0.499)    (0.080)        --      (0.383)         --      (0.022)         --          --
                            -------     ------    -------    -------     -------     -------     -------     -------     -------
NET ASSET VALUE, END OF
  PERIOD.................   $10.430     $8.940    $ 9.850    $14.700     $12.300     $11.330     $11.190     $13.060     $12.640
                            =======     ======    =======    =======     =======     =======     =======     =======     =======
TOTAL RETURN(b)..........     16.67%     (3.98)%    (0.71)%    19.51%      27.07%       1.25%      12.13%       3.32%      26.40%
                            =======     ======    =======    =======     =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL
DATA:
Net Assets, End of Period
  (000's)................   $ 8,484     $6,089    $ 4,930    $16,895     $ 6,780     $ 5,076     $ 3,867     $ 8,572     $ 5,140
Ratios to average net
assets:
  Net expenses(a)........      1.25%      1.25%      1.25%      1.00%       1.00%       0.90%       0.90%       0.90%       0.90%
  Gross expenses(a) .....      3.36%      3.39%      7.44%      2.74%       4.11%       4.56%       5.12%       3.25%       4.25%
  Net investment income
    (loss)(a) ...........      5.62%      6.09%     12.16%     (0.46)%     (0.16)%      0.14%       0.46%      (0.25)%     (0.06)%
Portfolio turnover
  rate...................         6%        13%         2%        83%         51%         48%         31%        107%         51%

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of six series (each referred to as a "Fund"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), Sun Capital Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), Sun Capital Investors Foundation Fund ("Investors Foundation Fund") and Sun Capital Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sale price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 1999, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                                                    EXPIRES DECEMBER 31,
                                                              ---------------------------------
                                                                   2006              2007
                                                              ---------------   ---------------
Money Market Fund...........................................        $27            $  1,902
Investment Grade Bond Fund..................................         --             195,936
Select Equity Fund..........................................         --              39,497

Under current tax law, certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 1999 the Investment Grade Bond Fund elected to defer $68,796 in net capital losses arising between November 1, 1999 and December 31, 1999.

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is a risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund and Investment Grade Bond Fund declare dividends daily from net investment income, if any. The Real Estate Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund distribute net investment income, if any, at least annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gains (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. ("Adviser") is the investment adviser to the Money Market Fund, Investment Grade Bond Fund and Real Estate Fund of the Trust under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately: 0.50% of average daily net assets for the Money Market Fund; 0.60% of the average daily net assets for the Investment Grade Bond Fund; 0.95% of the average daily net assets for the Real Estate Fund; 0.80% of the average daily net assets for the Blue Chip Mid Cap Fund; 0.75% of the average daily net assets for the Investors Foundation Fund; 0.75% of the average daily net assets for the Select Equity Fund. The advisory fee for the Blue Chip Mid Cap Fund, Investors Foundation Fund and Select Equity Fund declines to 0.75%, 0.70% and 0.70%, respectively, for daily net assets exceeding $300 million.

LIMITATIONS

The Adviser has agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to 0.65%, 0.75%, 1.25%, 1.00%, 0.90% and 0.90% of average daily net assets for the Money Market Fund, Investment Grade Bond Fund, Real Estate Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, respectively. The Adviser has contractually agreed to maintain the above limits until May 1, 2001. For the six months ended June 30, 2000, the Adviser waived all investment advisory fees and reimbursed the Funds for other operating expenses in the amounts of $40,454, $26,813, $41,334, $51,089, $63,043 and $52,961 for the Money
Market Fund, Investment Grade Bond Fund, Real Estate Fund, Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund, respectively. To the extent that a fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the six months ended June 30, 2000 were as follows:

                                 NON-                         NON-
                              GOVERNMENT     GOVERNMENT    GOVERNMENT     GOVERNMENT
                               PURCHASES     PURCHASES        SALES         SALES
                              -----------    ----------    -----------    ----------
Investment Grade Bond
 Fund.......................  $ 8,848,535    $8,251,903    $3,409,989     $3,757,586
Real Estate Fund............    1,819,184       --            441,849         --
Blue Chip Mid Cap Fund......   17,192,673       --          8,988,745         --
Investors Foundation Fund...    3,129,521       --          2,050,789         --
Select Equity Fund..........    9,864,072       --          6,836,481         --

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the six months ended June 30, 2000 were $79,654,517 and $73,522,798, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2000 were as follows:

                                                                                              NET UNREALIZED
                                                                    GROSS UNREALIZED           APPRECIATION
                                            IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                            ---------------   ------------   --------------   --------------
Money Market Fund.........................    $20,811,627      $  --            $ --            $  --
Investment Grade Bond Fund................     30,160,814         168,373        (495,728)        (327,355)
Real Estate Fund..........................      7,988,952         659,775        (246,200)         413,575
Blue Chip Mid Cap Fund....................     16,448,529       2,022,285        (437,723)       1,584,562
Investors Foundation Fund.................      4,777,986         580,356        (335,168)         245,188
Select Equity Fund........................      8,165,391         768,527        (470,938)         297,589

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      DAVEY S. SCOON, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        HOWARD C. GREENE, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    NICOLE M. TREMBLAY, ASSISTANT SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.